UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matter to a Vote of Security Holders.

Discover Financial Services (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) on May 5, 2021.

At the Annual Meeting, the Company’s shareholders voted on three proposals, including the election of directors, and cast their votes as described below.

Proposal 1: Election of Directors. Shareholders elected each of the persons named below as a director for a term expiring at the Company’s next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, as follows:

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
Jeffrey S. Aronin	233,884,260	10,581,056	206,020	27,386,573
Mary K. Bush	213,292,625	31,185,164	193,547	27,386,573
Gregory C. Case	231,978,732	12,488,059	204,544	27,386,573
Candace H. Duncan	242,782,372	1,697,630	191,334	27,386,573
Joseph F. Eazor	243,305,216	1,161,632	204,487	27,386,573
Cynthia A. Glassman	237,502,216	6,990,255	178,865	27,386,573
Roger C. Hochschild	239,198,855	5,271,840	200,641	27,386,573
Thomas G. Maheras	237,501,502	6,948,064	221,769	27,386,573
Michael H. Moskow	236,544,674	7,920,878	205,784	27,386,573
David L. Rawlinson II	243,872,397	593,572	205,366	27,386,573
Mark A. Thierer	241,698,727	2,776,448	196,161	27,386,573
Jennifer L. Wong	242,757,368	1,713,380	200,587	27,386,573

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders cast their votes for this advisory proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
232,765,394	11,411,258	494,683	27,386,573

Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. The Company’s shareholders cast their votes for this proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
266,775,225	5,061,338	221,346	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated May 6, 2021	By:	/s/ D. Christopher Greene
	Name:	D. Christopher Greene
	Title:	Vice President, Secretary and Deputy General Counsel